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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)        March 31, 2003
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                    Pennsylvania Real Estate Investment Trust
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               (Exact Name of Registrant as Specified in Charter)


Pennsylvania                        1-6300                     23-6216339
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(State or Other Jurisdiction        (Commission              (IRS Employer
of Incorporation)                   File Number)            Identification No.)


The Bellevue, 200 S. Broad Street, Philadelphia, Pennsylvania          19102
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(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code:  (215) 875-0700
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 7. Financial Statements and Exhibits.
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         (c) Exhibits

         99.1 Press Release, dated March 31, 2003.

Item 9. Regulation FD Disclosure.
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         In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," instead is furnished under "Item 9. Regulation FD Disclosure." The following information shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

         On March 31, 2003, Pennsylvania Real Estate Investment Trust issued a press release reporting its fourth quarter and fiscal year 2002 financial results. A copy of the press release is attached as an exhibit to this report.


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                  Pursuant to the requirements of the Securities Exchange Act of
1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PENNSYLVANIA REAL ESTATE INVESTMENT TRUST



Date: March 31, 2003               By: /s/ Jonathan B. Weller
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                                       Jonathan B. Weller
                                       President and Chief Operating Officer



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                                  Exhibit Index
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         99.1     Press Release, dated March 31, 2003.


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